VIA EDGAR

June 19, 2019

Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549

Re:     Touchstone Funds Group Trust
File Nos. 033-70958 and 811-08104

Ladies and Gentlemen:

On behalf of Touchstone Funds Group Trust (the “Registrant”), and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, attached for filing are exhibits containing interactive data format risk/return summary information that mirrors that risk/return summary information as supplemented, dated June 3, 2019, to the Prospectus dated January 30, 2019, for the Touchstone Mid Cap Fund (the “Fund”). The purpose of the filing is to submit the 497(e) filing dated June 3, 2019, and effective June 1, 2019 (Accession No. 0000914243-19-000085) in XBRL for the Fund.

If you have any questions about this matter please contact Meredyth Whitford-Schultz at 513.357.6029.

Very truly yours,

TOUCHSTONE FUNDS GROUP TRUST

/s/ Jill McGruder
Jill McGruder
President